UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported) –
November 21, 2019

EXTENDED STAY AMERICA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36190	46-3140312
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina	28277
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code (980) 345-1600

ESH HOSPITALITY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36191	27-3559821
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina	28277
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code (980) 345-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share, of Extended Stay America, Inc. and Class B Common Stock, par value $0.01 per share, of ESH Hospitality, Inc., which are attached and trade together as a Paired Share.
	STAY	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02	Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory
Arrangements of Certain Officers.
Item 5.02(b)
 Resignation of Jonathan Halkyard as President and Chief Executive Officer and as a Director
On November 21, 2019, Jonathan Halkyard entered into a Letter Agreement with each of Extended Stay America, Inc. (“Extended Stay”) and ESH Hospitality, Inc. (“ESH REIT”) dated November 21, 2019 (the “Letter Agreement”) pursuant to which Mr. Halkyard resigned as President and Chief Executive Officer (“CEO”) and as a director of each of Extended Stay and ESH REIT, effective as of November 21, 2019. Mr. Halkyard’s resignations did not involve any disagreement with either of Extended Stay or ESH REIT.
Pursuant to the Letter Agreement, Mr. Halkyard will provide assistance and advisory services to the new President and CEO of Extended Stay and ESH REIT as an employee of Extended Stay from November 22, 2019 through February 25, 2020 (the “Advisory Term”). Mr. Halkyard’s outstanding restricted stock unit (“RSUs”) awards will continue to vest in accordance with their terms during the Advisory Term. In the event that Mr. Halkyard employment is terminated by Extended Stay without Cause (as defined in the LTIP) prior to the applicable vesting date, then outstanding RSUs will become vested on date of his termination of employment (as of December 31, 2019, if later). At the end of the Advisory Term, Mr. Halkyard’s employment with Extended Stay will be terminated.
The Letter Agreement also provides that Mr. Halkyard’s termination of employment will be treated as a “Qualifying Termination” for purposes of the Extended Stay Executive Severance Plan (the “Executive Severance Plan”) (with such term as defined in the Executive Severance Plan). As such, subject to the execution, non-revocation,
and reaffirmation of a release of claims in favor of Extended Stay and its affiliates, Mr. Halkyard will be entitled to a severance payment of $2,781,000, payment of COBRA premiums for 12 months and certain outplacement benefits, payable as of January 17, 2020 and all in accordance with the terms of the Executive Severance Plan. Under the Letter Agreement, Mr. Halkyard has acknowledged that he will continue to be bound by the restrictive covenants contained in the Executive Severance Plan.
The foregoing summary of the Letter Agreement does not purport to be complete and is subject to, and qualified by its entirety by, the full text of the Letter Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.
Item 5.02(c), (e)
 Appointment of Bruce N. Haase as President and Chief Executive Officer and as a Director of Extended Stay
On November 21, 2019, the Boards appointed Bruce N. Haase as President and CEO of each of Extended Stay and ESH REIT and as a director of Extended Stay, effective as of November 22, 2019. In light of his appointment as President and CEO of Extended Stay and ESH REIT, Mr. Haase will no longer serve as a member of the Compensation Committee or the Nominating & Corporate Governance Committee of the Board of ESH REIT, effective November 22, 2019. Mr. Haase, 58, has served as a director of ESH REIT since 2018 and is the Chairman of the Board and majority shareholder of HomeWell Care Services. From 2014 to 2016, Mr. Haase served as Chief Executive Officer of WoodSpring Hotels, LLC. Previously, Mr. Haase served in executive positions at Choice Hotels International, including: Executive Vice President, Global Brands, Marketing & Operations (2008 to 2012); Senior Vice President, Domestic Brand Operations & International Division (2007); Senior Vice President, International Division (2000 to 2007); and Vice President, Finance & Treasurer (2000). Prior to joining Choice, Mr. Haase worked at The Ryland Group, Inc., Caterair International Corporation, Marriott Corporation, and Goldman, Sachs & Co.

In connection with Mr. Haase’s appointment as President and CEO, Extended Stay and ESH REIT and Mr. Haase entered into an offer letter, effective November 22, 2019 (the “Offer Letter”). The Offer Letter provides that for the period commencing on November 22, 2019 through the end of December 31, 2021, Mr. Haase will be entitled to an annual base salary in cash at the rate of $100,000 per annum and receive a grant of RSUs in respect of 175,000 Paired Shares (as defined in the LTIP) under the terms of the Amended and Restated Extended Stay Long Term Incentive Plan (“LTIP”). The RSUs will vest in respect of 7,000 Paired Shares on the last day of each calendar month beginning on December 2, 2019 and ending on December 31, 2021, subject to Mr. Haase’s continued employment on each vesting date. In the event that Mr. Haase’s employment is terminated by Extended Stay without Cause (as defined in the LTIP) before the last day of the calendar month, then 7,000 RSUs will vest on a pro rata basis through Mr. Haase’s termination date. Mr. Haase will not be eligible for an annual bonus in respect of any period prior to December 31, 2021.
Pursuant to the Offer Letter, Mr. Haase will be entitled to receive (a) a grant of time-vesting RSUs in respect of 100,000 Paired Shares on December 2, 2019 and (b) a grant performance-vesting RSUs in respect of 100,000 Paired Shares during the first quarter of 2020. If, within 24 months following a Change in Control, Mr. Haase’s employment is terminated by Extended Stay without Cause (as defined in the LTIP) or by Mr. Haase for Good Reason (as defined in the Severance Plan and as amended in the Offer Letter), then the RSUs referenced in the preceding sentence will become fully vested. Commencing in 2021, Mr. Haase will be eligible for equity grants pursuant to the LTIP in amount determined by the Boards of Directors of Extended Stay and ESH REIT (the “Boards”) or the Compensation Committees thereof.
Mr. Haase will become a participant in the Executive Severance Plan and will be subject to the restrictive covenants contained therein. If Mr. Haase experiences a Qualifying Termination, he will be entitled to a cash payment in the amount of $2,700,000 through December 31, 2021 and in such as amounts thereafter as mutually agreed to with the Boards, subject to Mr. Haase’s execution and non-revocation
of a Release Agreement (as defined in the Executive Severance Plan) and continued compliance with the restrictive covenants. If Mr. Haase experiences a Qualifying Termination after December 31, 2021, the severance amount will be 150% of his base compensation as agreed to with the Boards and if there is no agreement on Mr. Haase’s base compensation, the amount shall be no less than $2,700,000. Upon a termination of Mr. Haase’s employment, at the request of the Boards, Mr. Haase will resign as a director of Extended Stay and ESH REIT.
The foregoing summary of the Offer Letter does not purport to be complete and is subject to, and qualified by its entirety by, the full text of the Offer Letter, a copy of which is filed as Exhibit 10.2 to this Current Report and is incorporated herein by reference. There are no arrangements or understandings between Mr. Haase and any other person pursuant to which Mr. Haase was appointed as President and CEO of Extended Stay and ESH REIT. Mr. Haase has not entered into any transactions with Extended Stay or ESH REIT that are required to be disclosed pursuant to Item 404(a) of Regulation
S-K.
There are no family relationships between Mr. Haase and any of the Extended Stay’s or ESH REIT’s officers or directors that are required to be disclosed pursuant to Item 401(d) of Regulation
S-K.
Item 7.01.	Regulation FD Disclosure.
On November 22, 2019, Extended Stay and ESH REIT issued a press release announcing, among other things, Mr. Halkyard’s resignation and Mr. Haase’s appointment as President and Chief Executive Officer of Extended Stay and ESH REIT and as director of Extended Stay. A copy of this press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
The information furnished in Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.
Item 9.01 Exhibits
(d)	Exhibits

Exhibit 10.1	Letter Agreement between Extended Stay America, Inc., ESH Hospitality, Inc. and Jonathan Halkyard dated as of November 21, 2019.

Exhibit 10.2	Offer Letter between Extended Stay America, Inc., ESH Hospitality, Inc. and Bruce N. Haase effective as of November 22, 2019.

Exhibit 99.1	Press Release, dated November 22, 2019, issued by Extended Stay America, Inc. and ESH Hospitality, Inc.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit 10.1	Letter Agreement between Extended Stay America, Inc., ESH Hospitality, Inc. and Jonathan Halkyard dated as of November 21, 2019.

Exhibit 10.2	Offer Letter between Extended Stay America, Inc., ESH Hospitality, Inc. and Bruce N. Haase effective as of November 22, 2019.

Exhibit 99.1	Press Release, dated November 22, 2019, issued by Extended Stay America, Inc. and ESH Hospitality, Inc.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTENDED STAY AMERICA, INC.

Date: November 22, 2019	By:	/s/ Christopher N. Dekle
	Name:	Christopher N. Dekle
	Title:	General Counsel

ESH HOSPITALITY, INC.

Date: November 22, 2019	By:	/s/ Christopher N. Dekle
	Name:	Christopher N. Dekle
	Title:	General Counsel